                                                                    Exhibit 23.1
                                                                    ------------

                        CONSENT OF INDEPENDENT AUDITORS
                        -------------------------------

We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 of Electric Fuel Corporation of our report dated February 26, 1999 relating to the financial statements, which appear in the December 31, 1998 Annual Report on Form 10-K of Electric Fuel Corporation.


                         /s/ Kesselman & Kesselman
                         _____________________________________
                         Kesselman & Kesselman
                         Certified Public Accountants (Israel)


Jerusalem, Israel
January 25, 2000